EXECUTION VERSION AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 20, 2019 among NOVELIS INC., as Canadian Borrower, NOVELIS CORPORATION as a U.S. Borrower, THE OTHER U.S. SUBSIDIARIES OF CANADIAN BORROWER PARTY HERETO AS U.S. BORROWERS, NOVELIS UK LTD, as a U.K. Borrower, NOVELIS AG, as a Swiss Borrower, NOVELIS DEUTSCHLAND GMBH, as a German Borrower, AV METALS INC., THE OTHER GUARANTORS PARTY HERETO, THE THIRD PARTY SECURITY PROVIDER, THE LENDERS PARTY HERETO, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, and U.S. Swingline Lender, WELLS FARGO BANK, N.A. (LONDON BRANCH), as European Swingline Lender, and THE ISSUING BANKS PARTY THERETO. MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CITIBANK, N.A., DEUTSCHE BANK SECURITIES INC., and JPMORGAN CHASE BANK, N.A., as Co-Syndication Agents. ____________________________________________________________________ WELLS FARGO BANK, NATIONAL ASSOCIATION, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CITIBANK, N.A., DEUTSCHE BANK SECURITIES INC., and JPMORGAN CHASE BANK, N.A., as Joint Lead Arrangers and Joint Bookmanagers. 1064738.02-CHISR01A - MSW

- 1 - This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 20, 2019, is entered into among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act and having its corporate office at Two Alliance Center, 3560 Lenox Road, Suite 2000, Atlanta, GA 30326, USA (the “Canadian Borrower”), NOVELIS CORPORATION, as a U.S. borrower, the other U.S. borrowers party thereto (collectively, the “U.S. Borrowers”), NOVELIS UK LTD, as a U.K. borrower (“Novelis UK”), NOVELIS AG, as a Swiss borrower (“Novelis AG”), NOVELIS DEUTSCHLAND GMBH, as a German borrower (“Novelis Deutschland”), AV METALS INC., a corporation formed under the Canada Business Corporations Act (“Holdings”), the other LOAN PARTIES (as defined in the Amended Credit Agreement referred to below), NOVELIS ITALIA S.P.A. (the “Third Party Security Provider”), the LENDERS party hereto, each ISSUING BANK party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, and together with its successors in such capacity, “Administrative Agent”), as collateral agent (in such capacity, and together with its successors in such capacity, “Collateral Agent”), and as U.S. swingline lender (in such capacity, and together with its successors in such capacity, “U.S. Swingline Lender”), and WELLS FARGO BANK, N.A. (LONDON BRANCH), as European swingline lender (in such capacity, and together with its successors in such capacity, “European Swingline Lender”). RECITALS WHEREAS, the Borrowers, Holdings, the other Loan Parties, the Administrative Agent, the Collateral Agent, the U.S. Swingline Lender, the European Swingline Lender, the Issuing Banks, the lenders party thereto, and the other parties from time to time party thereto, entered into that certain Second Amended and Restated Credit Agreement, dated as of October 6, 2014 (as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of September 14, 2017, as amended by Amendment No. 2 to Second Amended and Restated Credit Agreement and Amendment to U.S. Security Agreement, dated as of April 15, 2019, and as further as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, and as amended by this Amendment, the “Amended Credit Agreement”); WHEREAS, the Third Party Security Provider has pledged certain assets to secure the Secured Obligations; WHEREAS, the Borrowers have requested an amendment to the Credit Agreement as herein set forth; WHEREAS, the U.S. Borrowers and the other Guarantors party to the U.S. Security Agreement (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) have entered into or joined the U.S. Security Agreement in order to induce the Lenders to make Loans, and each Reaffirming Party desires to reaffirm the security interest granted pursuant to the U.S. Security Agreement; WHEREAS, the Reaffirming Parties expect to realize, or have realized, substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby; and 1064738.02-CHISR01A - MSW

- 2 - WHEREAS, the Borrowers, Holdings, the other Loan Parties, the Administrative Agent, the Collateral Agent, the U.S. Swingline Lender, the European Swingline Lender, each lender party hereto (the “Lenders”), and each Issuing Bank, have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided. NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows: Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement. Section 2. Amendments. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below) the following Section 11.40 is hereby added to the Credit Agreement: SECTION 11.40 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting 1064738.02-CHISR01A - MSW

- 3 - Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. As used in this Section 11.40, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied, or duly waived by the Required Lenders party hereto: (a) Certain Documents. The Administrative Agent shall have received this Amendment, duly executed by each of the Loan Parties, the Third Party Security Provider, the Required Lenders, the Issuing Banks, the Administrative Agent, the Collateral Agent, the U.S. Swingline Lender and the European Swingline Lender. (b) Payment of Fees, Costs, and Expenses. The Administrative Agent shall have received all fees required to be paid, and all expenses (including the reasonable fees and expenses of legal counsels) for which invoices have been presented, on or before the Amendment Effective Date, in connection with this Amendment. (c) Representations and Warranties. Each of the representations and warranties contained in Section 4 below and in any other Loan document shall be true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof. (d) No Default or Event of Default. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. 1064738.02-CHISR01A - MSW

- 4 - Section 4. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and each Lender as follows: (a) After giving effect to this Amendment, each of the representations and warranties in the Amended Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date. (b) The execution and delivery by the Canadian Borrower, each other Loan Party and the Third Party Security Provider of this Amendment, and the performance of this Amendment and the Amended Credit Agreement by the Canadian Borrower, each other Loan Party and the Third Party Security Provider, in each case have been duly authorized by all requisite organizational action on its part and will not violate any of its Organizational Documents. (c) This Amendment has been duly executed and delivered by the Canadian Borrower, each other Loan Party and the Third Party Security Provider, and each of this Amendment and the Amended Credit Agreement constitutes the Canadian Borrower’s, such Loan Party’s or such Third Party Security Provider’s, as applicable, legal, valid and binding obligation, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity. (d) Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof. Section 5. Continuing Effect; Liens and Guarantees; No Novation. (a) Each of the Loan Parties and the Third Party Security Provider hereby consents to this Amendment and the Amended Credit Agreement. Each of the Loan Parties and the Third Party Security Provider hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and (in the case of the Loan Parties) Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations. (b) Holdings and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and the Amended Credit Agreement and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed 1064738.02-CHISR01A - MSW

- 5 - in all respects. Each Borrower hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind. (c) Holdings, the Canadian Borrower, each other Loan Party and the Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by Holdings, the Canadian Borrower, any other Loan Party and the Third Party Security Provider pursuant to the Loan Documents to which any of Holdings, the Canadian Borrower, any other Loan Party or the Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement. (d) Without limiting the generality of this Section 5 or Section 6, (i) neither this Amendment, the Amended Credit Agreement, nor any other Loan Document entered into in connection herewith or therewith, shall extinguish the “Secured Obligations” (or any term of like import) as defined or referenced in each Security Agreement, or the “Secured Obligations” under and as defined in the Credit Agreement (collectively, the “Loan Document Secured Obligations”), or discharge or release the priority of any Loan Document, and any security interest previously granted pursuant to each Loan Document is hereby reaffirmed and each such security interest continues in effect and secures the Loan Document Secured Obligations, (ii) nothing contained herein, in the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith shall be construed as a substitution or novation of all or any portion of the Loan Document Secured Obligations or instruments securing any of the foregoing, which shall remain in full force and effect and shall continue as obligations under the Amended Credit Agreement, and (iii) nothing implied in this Amendment, the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith, or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party or the Third Party Security Provider from any of its Loan Document Secured Obligations, it being understood that such obligations shall continue as obligations under the Amended Credit Agreement. Section 6. U.S. Reaffirmation. (a) The Reaffirming Parties hereby confirm their respective guarantees, assignments, pledges and grants of security interests, as applicable, under the U.S. Security Agreement, and agree that such guarantees, assignments, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Collateral Agent for the benefit of the Secured Parties. (b) Each Reaffirming Party hereby confirms and agrees that the “Secured Obligations” (or any term of like import) as defined or referenced in the U.S. Security Agreement will include the “Secured Obligations” as defined in the Credit Agreement. 1064738.02-CHISR01A - MSW

- 6 - Section 7. Reference to and Effect on the Loan Documents. (a) Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The Amendments provided for herein and in the annexes and exhibits hereto are limited to the specific provisions of the Credit Agreement specified herein and therein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement as amended hereby or thereby, or the same sections or any provision of any other Loan Document for any other date or purpose. (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein. (c) The execution and delivery of this Amendment by any Loan Party or Third Party Security Provider shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party or Third Party Security Provider is not a party. (d) This Amendment shall constitute a Loan Document. Section 8. Further Assurances. The Canadian Borrower, each other Loan Party and the Third Party Security Provider hereby agrees to execute any and all further documents, agreements and instruments and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment, including to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders to enter into all such further documents, agreements and instruments, and to file all financing statements deemed by the Administrative Agent to be reasonably necessary or advisable in connection with this Amendment. Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment. Section 10. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction. 1064738.02-CHISR01A - MSW

- 7 - Section 11. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes. Section 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). [SIGNATURE PAGES FOLLOW] 1064738.02-CHISR01A - MSW

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date first indicated above. NOVELIS INC., as the Canadian Borrower, Administrative Borrower and a Guarantor By: ___/s/ Randal P. Miller________ Name: _____Randal P. Miller________ Title: _Vice President and Treasurer__ AV METALS INC., as Holdings By: ___/s/ Randal P. Miller________ Name: _____Randal P. Miller________ Title: _____Authorized Signatory____ NOVELIS CORPORATION, as a U.S. Borrower and a Guarantor By: ___/s/ Randal P. Miller________ Name: _____Randal P. Miller________ Title: _____Assistant Treasurer______ NOVELIS GLOBAL EMPLOYMENT ORGANIZATION, INC., as a U.S. Borrower and a Guarantor By: ___/s/ Randal P. Miller________ Name: _____Randal P. Miller________ Title: _____Treasurer______________ [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

NOVELIS SOUTH AMERICA HOLDINGS LLC, as a U.S. Borrower and a Guarantor By: ___/s/ Randal P. Miller_______ Name: _____Randal P. Miller_______ Title: _____Treasurer_____________ NOVELIS ACQUISITIONS LLC, as a U.S. Borrower and a Guarantor By: ___/s/ Randal P. Miller_____ Name: _____Randal P. Miller_____ Title: _____Treasurer___________ NOVELIS HOLDINGS INC., as a U.S. Borrower and a Guarantor By: ___/s/ Randal P. Miller_____ Name: _____Randal P. Miller_____ Title: _____Treasurer___________ [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

NOVELIS UK LTD, as U.K. Borrower and a Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Attorney NOVELIS EUROPE HOLDINGS LIMITED, as a U.K. Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Attorney NOVELIS SERVICES LIMITED, as a U.K. Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Attorney [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

NOVELIS AG, as Swiss Borrower, European Administrative Borrower and a Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Authorized Signatory NOVELIS SWITZERLAND SA, as a Swiss Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Authorized Signatory [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

4260848 CANADA INC., as a Canadian Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Authorized Signatory 4260856 CANADA INC., as a Canadian Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Authorized Signatory 8018227 CANADA INC., as a Canadian Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Authorized Signatory [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

SIGNED AND DELIVERED AS A DEED for and on behalf of NOVELIS ALUMINIUM HOLDING UNLIMITED COMPANY by its lawfully appointed attorney, as Irish Guarantor in the presence of: By: /s/ Randal P. Miller Name: Randal P. Miller Title: Attorney witness: By: /s/ Shannon Curran Name: Shannon Curran Title: Sr. Legal Manager Address: 3560 Lenox Road, Suite 2000 Atlanta, GA 30326 Occupation: Paralegal [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

NOVELIS DEUTSCHLAND GMBH, as German Borrower and a German Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Person Authorized NOVELIS SHEET INGOT GMBH, as a German Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Person Authorized [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

NOVELIS DO BRASIL LTDA., as Brazilian Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Attorney-in-Fact witness: By: /s/ Shannon Curran Name: Shannon Curran Title: GA DL 054162208 witness: By: /s/ Michael Shelby Name: Michael Shelby Title: 057369578 GA License [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

NOVELIS PAE S.A.S., as French Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Attorney-in-Fact [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

NOVELIS MEA LTD, a Company Limited by Shares under the Companies Law of the Dubai International Financial Centre, as Dubai Guarantor By: /s/ Randal P. Miller Name: Randal P. Miller Title: Authorized Signatory [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

NOVELIS ITALIA S.P.A., as Third Party Security Provider By: /s/ Randal P. Miller Name: Randal P. Miller Title: Attorney [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, U.S. Swingline Lender and as a Lender By: _______/s/ Roberto M. Ruiz_______ Name: ____Roberto M. Ruiz_______ Title: _____Director______________ WELLS FARGO BANK, N.A. (LONDON BRANCH), as European Swingline Lender By: _______/s/ N B Hogg____________ Name: ____N B Hogg___________ Title: _____Authorised Signatory__ [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

ABN AMRO CAPITAL USA LLC, as a Lender By: ______/s/ Jamie Matos____________ Name: Jamie Matos Title: Director By: ______/s/ Amit Wynalda____________ Name: Amit Wynalda Title: Executive Director [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

Bank of America, N.A., as a Lender By: ______/s/ John Olson____________ Name: John Olson Title: Senior Vice President [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

Bank of America, N.A., as an Issuing Bank By: ______/s/ John Olson____________ Name: John Olson Title: Senior Vice President [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

BARCLAYS BANK PLC, as a Lender By: ______/s/ Komal Ramkirath_______ Name: Komal Ramkirath Title: Assistant Vice President [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

BNP Paribas, as a Lender By: ______/s/ Guelay Mese_______ Name: Guelay Mese Title: Director By: ______/s/ John McCulloch_______ Name: John McCulloch Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

CITIBANK, N.A., as a Lender By: ______/s/ Brendan Mackay_______ Name: Brandan Mackay Title: Vice President and Director [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

Deutsche Bank AG New York Branch, as an Issuing Bank By: ______/s/ Michael Strobel_______ Name: Michael Strobel Title: Vice President By: ______/s/ Yumi Okabe_______ Name: Yumi Okabe Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

Deutsche Bank AG New York Branch, as a Lender By: ______/s/ Michael Strobel_______ Name: Michael Strobel Title: Vice President By: ______/s/ Yumi Okabe_______ Name: Yumi Okabe Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

HSBC Bank USA, National Association, as an Issuing Bank By: ______/s/ Christopher M Samms____ Name: Christopher M Samms Title: Senior Vice President, #9426 [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

HSBC Bank USA, National Association, as a Lender By: ______/s/ Christopher M Samms____ Name: Christopher M Samms Title: Senior Vice President, #9426 [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

ING Capital LLC, as a Lender By: ______/s/ Jean Grasso____________ Name: Jean Grasso Title: Managing Director By: ______/s/ Jeff Chu____________ Name: Jeff Chu Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

Morgan Stanley Bank, N.A., as a Lender By: ______/s/ Jack Kuhns____________ Name: Jack Kuhns Title: Authorized Signatory [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

PNC Bank, NA, as a Lender By: ______/s/ Jay Hooper____________ Name: Jay Hooper Title: Vice President [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW

SOCIETE GENERALE, as a Lender By: ______/s/ Barbara Paulsen________ Name: Barbara Paulsen Title: Managing Director [SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT] 1064738.02-CHISR01A - MSW